TD WATERHOUSE TRUST

TD WATERHOUSE ASIAN INDEX FUND

SUPPLEMENT DATED OCTOBER 4, 2004 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 28, 2004

“Important Notice Regarding Change In Investment Policy”

The TD Waterhouse Asian Index Fund, a series of TD Waterhouse Trust, is changing its policy with respect to investments in the stocks of companies in Australia and New Zealand and is also changing the name of the Fund.

The TD Waterhouse Asian Index Fund currently has a policy that, under normal market conditions, the Fund can invest no more than 20% of its net assets in the stocks of companies in Australia and New Zealand. The Fund has a policy to give at least 60 days’ notice before changing this investment policy.

On September 14, 2004, the Board of Trustees of TD Waterhouse Trust approved a proposal to change the investment policy of the TD Waterhouse Asian Index Fund to permit the Fund to invest, from time to time, under normal market conditions, more than 20% of its net assets in the stocks of companies in Australia and New Zealand. In connection with this change, the Board also approved changing the name of the Fund to the TD Waterhouse Asian Pacific Index Fund. These changes will be effective as of December 6, 2004.

As of December 6, 2004, this information will supercede any contrary information contained in the Prospectus or in the statement of additional information (SAI), in particular, the section of the Prospectus entitled “Investment Objectives, Principal Strategies & Principal Risks – Fund Overview,” and the section of the SAI entitled “Investment Objectives, Policies and Restrictions – Fund Policies.”